UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

First Cash Financial Services, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

To Our Stockholders:

We cordially invite you to attend the Annual Meeting of Stockholders of First Cash Financial Services, Inc., which will be held on Wednesday, June 22, 2011, at 10:00 a.m. CDT at our corporate offices located at 690 East Lamar Boulevard, Suite 400, Arlington, Texas, 76011. At this meeting you will be asked to act upon the proposals as contained herein.

Your Board of Directors recommends that you vote in favor of each of these proposals. You should read with care the attached Proxy Statement, which contains detailed information about these proposals.

Your vote is important, and accordingly, we urge you to complete, sign, date and return your Proxy card promptly in the enclosed postage-paid envelope. The fact that you have returned your Proxy in advance will in no way affect your right to vote in person should you attend the meeting. However, by signing and returning the Proxy, you have assured representation of your shares.

We hope that you will be able to join us on June 22.

Very truly yours,

/s/ Rick L. Wessel

Rick L. Wessel

Chairman of the Board,

Chief Executive Officer and President

First Cash Financial Services, Inc.

690 East Lamar Boulevard, Suite 400

Arlington, Texas 76011

_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 22, 2011

_______________

Notice is hereby given that the Annual Meeting of Stockholders of First Cash Financial Services, Inc. (the "Company") will be held at the Company’s corporate offices located at 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011 at 10:00 a.m. CDT on Wednesday, June 22, 2011, for the following purposes:

1.

To elect Messrs. Mikel D. Faulkner and Randel G. Owen as directors of the Company;

2.

To ratify the selection of Hein & Associates LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011;

3.

To consider and act upon a proposal to approve the First Cash Financial Services, Inc. 2011 Long-Term Incentive Plan;

4.

To consider an advisory vote on the compensation of the Company’s named executive officers;

5.

To consider an advisory vote on the frequency of advisory votes (whether every one, two or three years) on executive compensation; and

6.

To transact such other business as may properly come before the meeting.

Common stockholders of record at the close of business on April 25, 2011 will be entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

/s/ R. Douglas Orr

Arlington, Texas

R. Douglas Orr

April 25, 2011

Executive Vice President,

Chief Financial Officer, Secretary

and Treasurer

First Cash Financial Services, Inc.

690 East Lamar Boulevard, Suite 400

Arlington, Texas 76011

_______________

PROXY STATEMENT

Annual Meeting of Stockholders

_______________

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of First Cash Financial Services, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s corporate offices located at 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011 at 10:00 a.m. CDT, on Wednesday, June 22, 2011, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 2, 2011.

The close of business on April 25, 2011 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 31,309,791 shares of the Company’s common stock, par value $.01 per share ("Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purposes of determining the presence of a quorum. A broker non-vote occurs when a bank, broker or other nominee who holds shares for another person returns a proxy but does not vote on a particular item, usually because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

Each share of Common Stock is entitled to one vote on all questions requiring a stockholder vote at the Annual Meeting. The votes required to act on each proposal at the Annual Meeting are summarized below.

Item One (Election of Directors). A plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the election of directors under Item 1 as set forth in the accompanying Notice. Stockholders may not cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted as having been voted on Item 1 and will have no effect on the outcome of the vote.

Item Two (Ratification of Independent Registered Public Accounting Firm). The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Item 2. The ratification of the selection of Hein & Associates LLP as the Company’s independent public accountants for 2011 will be deemed to be a discretionary matter and brokers will be permitted to vote uninstructed shares as to such matter. Therefore there will be no broker non-votes on this proposal. Abstentions will have the same effect as votes against Item 2.

Item Three (Approval of 2011 Incentive Plan). Under Nasdaq listing rules, the approval of the 2011 Incentive Plan requires an affirmative vote of a majority of the total votes cast on the proposal. Nasdaq does not define the term "votes cast" but rather defers to applicable state law. Under Delaware law, abstentions and broker non-votes will not be treated as votes “cast” for purposes of this proposal, and therefore will not affect the outcome.

Item Four (Advisory Vote on Executive Compensation). The non-binding resolution to approve the compensation of the Company’s executive officers will be approved if a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting vote in favor of the proposal. Broker non-votes will not be counted as having been voted on Item 4, and will have no effect on the outcome of the vote. Abstentions will have the same effect as votes against Item 4.

Item Five (Advisory Vote on Frequency of Votes on Executive Compensation).  With respect to Item 5, the frequency option (whether every one, two or three years) receiving the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation selected by shareholders. Abstentions and broker non-votes will not be counted as having been voted on Items 5, and will have no effect on the outcome.

Stockholder Proposals. If any stockholder proposal is properly presented at the Annual Meeting, the stockholder proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Broker non-votes will not be counted as having been voted on such a proposal, and will have no effect on the outcome of the vote. Abstentions will have the same effect as votes against.

If you are a stockholder of record, you may vote in person at the Annual Meeting, or by proxy without attending the Annual Meeting. You may vote by mail by signing, dating and returning your proxy card in the enclosed prepaid envelope. You may also vote over the Internet or by telephone. The proxy card we mail you will instruct you on how to vote over the Internet or by telephone. If you hold your shares in an account through a broker or other nominee in “street name,” you should complete, sign and date the voting instruction card that your broker or nominee provides to you or as your broker or nominee otherwise instructs.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted to: (i) ELECT MESSRS. MIKEL D. FAULKNER AND RANDEL G. OWEN AS DIRECTORS; (ii) RATIFY THE SELECTION OF HEIN & ASSOCIATES LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2011; (iii) APPROVE THE FIRST CASH FINANCIAL SERVICES, INC. 2011 LONG-TERM INCENTIVE PLAN; (iv) APPROVE THE ADVISORY PROPOSAL ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; (v) APPROVE THE ADVISORY PROPSOSAL THAT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS; AND (vi) TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting.

ANNUAL REPORT

The Annual Report on Form 10-K, covering the Company’s fiscal year ended December 31, 2010 including audited financial statements, is enclosed herewith. The Annual Report on Form 10-K does not form any part of the material for solicitation of proxies.

The Company’s website can be accessed at www.firstcash.com, where a link to the Annual Report on Form 10-K is available on the Investor Relations page of the website. The Company will provide, without charge, a printed copy of its Annual Report on Form 10-K upon written request to R. Douglas Orr, Chief Financial Officer, at 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011.  The Company will provide exhibits to its Annual Report on Form 10-K, upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits.

ITEM 1

TO ELECT TWO DIRECTORS

The Bylaws of the Company provide that the Board of Directors will determine the number of directors, but shall consist of at least one director and no more than 15 directors. The stockholders of the Company elect the directors. At each annual meeting of stockholders of the Company, successors of the class of directors whose term expires at the annual meeting will be elected for a three-year term. Any director elected to fill a vacancy or newly created directorship resulting from an increase in the authorized number of directors shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors howsoever resulting may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. The stockholders will elect two directors for the coming year; the nominees, presently serve as directors of the Company and will be appointed for a term of three years.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominee listed herein. Although the Board of Directors does not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

The Board of Directors of the Company currently consists of four directors divided into three classes. At each annual meeting of stockholders, one class is elected to hold office for a term of three years. Directors serving until the earlier of (i) resignation or (ii) expiration of their terms at the annual meeting of stockholders in the years indicated are as follows: 2011 - Messrs. Mikel D. Faulkner and Randel G. Owen; 2012 - Mr. Rick L. Wessel; and 2013 – Amb. Jorge Montaño. The directors standing for election at the Annual Meeting of Stockholders are as follows:

Mikel D. Faulkner, age 61, was appointed to the Board of Directors in 2009. He has served as chief executive officer of HKN, Inc. (NYSE Amex: HKN) since 1982 and president of HKN since 2003. HKN, Inc., formerly Harken Energy Corporation, is an independent energy company engaged both in the development and production of crude oil, natural gas and coalbed methane assets. Since 2002, Mr. Faulkner has also served as chairman of the board of directors of Global Energy Development PLC, a quoted company on the London Stock Exchange (AIM). The Company believes that Mr. Faulkner is qualified to serve as a director of the Company based on his experience in senior executive officer and board member roles for publicly-held, multi-national corporations.

Randel G. Owen, age 52, was appointed to the Board of Directors in 2009. He has served as chief financial officer and executive vice president of Emergency Medical Services Corporation (NYSE Amex: EMS) since 2005. EMS is the publicly-held holding company for American Medical Response and EmCare. Mr. Owen’s recent employment experience also includes service as executive vice president and chief financial officer of American Medical Response from 2003 to 2005 and experience in a progression of senior financial positions, including CFO, at EmCare Holdings, Inc. from 1999 to 2003. The Company believes that Mr. Owen is qualified to serve as a director of the Company based on his experience as the principal financial and accounting officer for a publicly-held corporation.

All officers serve at the discretion of the Board of Directors. No family relationships exist between any director and any executive officer, except that Mr. John C. Powell, senior vice president of information technology, is the brother of Mr. Phillip E. Powell, a consultant to the Company and the former director and chairman of the Board of Directors of the Company.

Directors Not Standing For Election

Rick L. Wessel, age 52, has served as chairman of the board since October 2010, as chief executive officer since November 2006, as president since May 1998 and has been a director since November 1992. He previously served as vice chairman of the board from November 2004 to October 2010  and secretary and treasurer of the Company from May 1992 to November 2006 and the Company’s chief financial officer from May 1992 to December 2002. Prior to February 1992, Mr. Wessel was employed by Price Waterhouse LLP for approximately nine years.

Ambassador Jorge Montaño, age 65, was elected to the Board of Directors in 2010. He is a native and resident of Mexico, where he has served in a variety of senior diplomatic positions and business consulting roles. His extensive diplomatic career includes service as Ambassador of Mexico to the United States, Permanent representative of Mexico to the United Nations and Assistant Secretary of Foreign Affairs. He was part of Mexico’s NAFTA negotiations team and a private consultant on NAFTA affairs. Amb. Montaño is currently the President of Asesoria y Analisis, a Mexico-based consulting and lobbying firm, a position he has held since 1995. In addition, he has served as a professor of International Organizations at the Instituto Tecnológico Autónoma de México since 1996. Amb. Montaño has a doctoral degree in international affairs from the London School of Economics.

Board of Directors, Committees and Meetings

The Board of Directors held five meetings during the year ended December 31, 2010. Messrs. Wessel, Faulkner and Owen each attended, either telephonically or in person, all of the meetings of the Board of Directors during the year ended December 31, 2010. Former chairman Mr. Phillip E. Powell resigned from the Board of Directors effective October 19, 2010, and attended, either telephonically or in person, 75% of the Board of Directors meetings during such time as he served as chairman. Former director Ms. Tara MacMahon, whose term as a director expired on June 16, 2010 and did not stand for re-election, attended, either telephonically or in person, 75% of the Board of Directors meetings during such time as she served as director in 2010. There were three meetings of the Board of Directors subsequent to the election of Amb. Montaño as a director on June 16, 2010, which he attended telephonically or in person. Members of the Board of Directors are encouraged to attend the Company’s annual meeting; however, attendance is not mandatory.  Mr. Wessel attended telephonically last year’s Annual Meeting.

From January 1, 2010 through June 16, 2010, the Audit Committee consisted of Ms. MacMahon, Mr. Faulkner and Mr. Owen; the Nominating and Corporate Governance Committee consisted of Mr. Owen and Ms. MacMahon; and the Compensation Committee consisted of Mr. Faulkner, Ms. MacMahon and Mr. Owen. From June 16, 2010 through December 31, 2010, the Audit Committee consisted of Amb. Montaño, Mr. Faulkner and Mr. Owen; the Nominating and Corporate Governance Committee consisted of Mr. Owen and Amb. Jorge Montaño; and the Compensation Committee consisted of Mr. Faulkner, Mr. Owen and Amb. Montaño. The Audit Committee held six meetings during the year ended December 31, 2010, the Compensation Committee held four meetings during the year ended December 31, 2010, and the Nominating and Corporate Governance Committee held two meetings during the year ended December 31, 2010. During the time periods that each member served on such committees, each attended 100% of the committee meetings during the respective time periods, either in person or telephonically.

Audit Committee. The Audit Committee is responsible for the oversight of the Company’s accounting and financial reporting processes. This includes the selection and engagement of the Company's independent registered public accounting firm and review of the scope of the annual audit, audit fees and results of the audit. The Audit Committee reviews and discusses with management and the Board of Directors such matters as accounting policies, internal accounting controls, procedures for preparation of financial statements and other financial disclosures, scope of the audit, the audit plan and the independence of such accountants. In addition, the Audit Committee has oversight over the Company’s internal audit function. The Board of Directors has determined that Messrs. Mikel D. Faulkner and Randel G. Owen are Audit Committee financial experts as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and independent under the listing standards of The Nasdaq Stock Market (“Nasdaq”).

Compensation Committee. The Compensation Committee approves the standards for salary ranges for executive, managerial and technical personnel of the Company and establishes, subject to existing employment contracts, the specific compensation, incentive and bonus plans of all corporate officers. In addition, the Compensation Committee oversees the Company’s stock option plans and the incentive compensation plans.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors concerning the governance structure and practices of the Company, including the size of the Board of Directors and the size and composition of various committees of the Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals believed to be qualified to become directors, and to recommend to the Board of Directors the nominees to stand for election as directors at the Annual Meeting of Stockholders.

Directors' Fees

For the year ended December 31, 2010, the independent directors received compensation for service as a director and attending the 2010 meetings of the Board of Directors and committee meetings thereof. In addition, the directors were reimbursed for their reasonable expenses incurred for each Board of Directors and committee meetings attended. See “Compensation of Directors” for a complete summary.

Corporate Governance

The Company has adopted a Code of Ethics that applies to all of its directors, officers, and employees. This Code of Ethics is publicly available on the Company’s website at www.firstcash.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of its Code of Ethics on its website in accordance with applicable Nasdaq and SEC requirements. In addition, the Board of Directors has adopted charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Code of Ethics and committee charters can be accessed on the Company’s website at www.firstcash.com. Copies of the Company’s Code of Ethics and committee charters are also available, free of charge, by submitting a written request to First Cash Financial Services, Inc., Investor Relations, 690 E. Lamar Boulevard, Suite 400, Arlington, Texas 76011.

Director Independence

The Board of Directors has determined that, with the exception of Rick L. Wessel, chief executive officer and president of the Company, all of its directors, including all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees, are “independent” as defined by Nasdaq and the Securities and Exchange Commission (“SEC”) and for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). No director is deemed independent unless the Board of Directors affirmatively determines that the director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making its determination, the Board of Directors observes all criteria for independence established by the rules of the SEC and Nasdaq.

Oversight of Risk Management

The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. In its oversight role, the Board of Directors regularly reviews the Company’s strategic initiatives, which address, among other things, the risks and opportunities facing the Company. The Board also has overall responsibility for executive officer succession planning and reviews succession plans from time to time. The Board has delegated certain risk management oversight responsibility to the Board committees. As part of its responsibilities set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies.

The Compensation Committee reviews the risks and rewards associated with the Company’s compensation programs. The Compensation Committee designs compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. While these performance-based compensation and equity programs have been designed and administered in a manner that discourages undue risk-taking by employees, the Compensation Committee believes these programs create appropriate incentives to increase long-term shareholder value. The Compensation Committee has discussed the concept of risk as it relates to the compensation programs and the Committee does not believe the compensation programs encourage excessive or inappropriate risk taking for the following reasons:

•

The Company structures its pay to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income regardless of the Company’s stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable (both annual cash awards and equity-based incentive compensation) portions of compensation are designed to reward both short- and long-term corporate performance. For short-term performance, the Company’s annual cash awards are based primarily on achieving earnings per share targets. For long-term performance, restricted stock awards generally vest over five years and only vest if the Company achieves annual earnings growth targets over the vesting period. The Company feels that these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short- and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.

•

Because net income and earnings per share are the primary performance measures for determining incentive payments, the Company believes its executives are encouraged to take a balanced approach that focuses on corporate profitability, rather than other measures which may incentivize management to drive sales or growth targets without regard to cost structure. If the Company is not profitable at a reasonable level, there are no payouts under the annual incentive cash award program.

•

The Company caps cash payments under the annual incentive plan, which the Company believes also mitigates excessive risk taking. Even if the company dramatically exceeds its net income and earnings per share targets, bonus payouts are limited by such caps. Conversely, the Company has a floor on the net income and earnings per share targets so that profitability below a certain level (as approved by the Compensation Committee) does not permit bonus payouts.

•

The Company’s bonus program has been structured around attainment of net income and earnings per share targets for many years and the Company has seen no evidence that it encourages unnecessary or excessive risk taking.

•

The Company’s use of distinct long-term incentive vehicles— both restricted stock awards and stock options—having either premium price features and/or vesting over a number of years, thereby providing strong incentives for sustained operational and financial performance.

•

The Compensation Committee uses discretion to adjust payouts under both the annual and long-term performance plans to reflect the core operating performance of the business, but prohibits discretion for payouts above stated maximum awards.

Board Leadership Structure

In October 2010, Mr. Phillip Powell resigned from the Board of Directors, where he served in the role of chairman. Upon Mr. Powell’s resignation, Mr. Rick Wessel, the chief executive officer, was elected by the Board to assume the role of chairman and chief executive officer.

The Board recognizes that the leadership structure and combination or separation of the chief executive officer and chairman roles is driven by the needs of the Company at any point in time. The Board does not believe there should be a fixed rule as to whether the offices of chairman and chief executive officer should be vested in the same person or two different people, or whether the chairman should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to fulfill these roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the Company and its stockholders.

The Board has determined that the Company and its stockholders are currently best served by having one person serve as both chairman and chief executive officer as it allows for a bridge between the Board and management and provides critical leadership for carrying out the Company’s strategic initiatives and confronting its challenges. Mr. Wessel’s service as chairman facilitates the Board’s decision-making process because Mr. Wessel has first-hand knowledge of the Company’s operations and the major issues facing the Company, and he chairs the Board meetings where the Board discusses strategic and business issues. Mr. Wessel is the only member of executive management who is also a Director. The Board does not have a lead independent director.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Nominating and Corporate Governance Committee has not specified any minimum qualifications for serving on the Board of Directors. However, the Nominating and Corporate Governance Committee endeavors to evaluate, propose and approve candidates, including those recommended by stockholders, with business experience and personal skills in finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board of Directors. The Nominating and Corporate Governance Committee seeks to assure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

Although there is no specific policy on considering diversity, the Board of Directors and the Nominating and Corporate Governance Committee take various diversity-related considerations into account in the selection criteria for new directors. The Nominating and Corporate Governance Committee seeks members from diverse professional backgrounds to combine a broad spectrum of experience and expertise with a reputation for integrity. Some additional considerations may include national origin, gender, race, functional background and the diversity of perspectives that the candidate would bring to the Board of Directors.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board of Directors members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for the Board of Directors. The procedures to be followed by stockholders in submitting such nominations are set forth in the “Stockholder Proposals” section. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Corporate Governance Committee. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

Procedure for Contacting Directors

The Board of Directors has established a procedure for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors generally or with a specific director at any time by writing to the Company’s Corporate Secretary at the Company’s address, 690 East Lamar Boulevard, Suite 400, Arlington, Texas 76011. The Secretary will review all messages received and will forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board of Directors. Communications will be sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board of Directors generally, to the chairman of the Nominating and Corporate Governance Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest will not be forwarded to the Board of Directors. The Corporate Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on the reports furnished pursuant to Section 16a-3(e) of the Exchange Act and representations made to the Company, all reports as required under Section 16(a) of the Exchange Act were filed on a timely basis during the year ending December 31, 2010.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee reviews compensation paid to management and recommends to the Board of Directors appropriate executive and director compensation. From January 1, 2010 to June 16, 2010, Ms. MacMahon and Messrs. Faulkner and Owen served as members of the Compensation Committee, were not employed by the Company, and did not have any interlocking relationship with another entity requiring disclosure. From June 17, 2010 to December 31, 2010, Mr. Faulkner, Mr. Owen and Amb. Montaño served as members of the Compensation Committee, were not employed by the Company, and did not have any interlocking relationship with another entity requiring disclosure.

BASED UPON THE RECOMMENDATION OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

The Board of Directors recommends a vote "FOR" the election of Messrs. Mikel D. Faulkner and Randel G. Owen as directors of the Company.

ITEM 2

RATIFY THE SELECTION OF HEIN & ASSOCIATES LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2011

The Audit Committee selected Hein & Associates LLP (“Hein & Associates”) as independent accountants to audit the books, records and accounts of the Company for the year ending December 31, 2011. The Board of Directors has endorsed this appointment.

Hein & Associates was first engaged in March 2004 as the Company’s principal accountant. The firm has served as the independent accountant to the Company and has audited the Company’s consolidated financial statements for the seven most recent years ended December 31, 2010.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by Hein & Associates for the years ended December 31, 2010 and 2009, respectively, were as follows:

Services Provided:	2010	2009
Audit	$252,315	$249,035
Audit Related	-	-
Tax	-	-
All Other	-	-
Total	$252,315	$249,035

The audit fees for the years ended December 31, 2010 and 2009 were for the audits of the consolidated financial statements of the Company, internal control auditing and reporting as required by Sarbanes Oxley Section 404, issuance of consents, and review of the Company’s SEC filings.

Audit Committee Pre-Approval Policies and Procedures

The 2010 and 2009 audit services provided by Hein & Associates were approved in advance by the Audit Committee.

The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by the Company’s independent accountants and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

Ratification of the Independent Registered Public Accounting Firm

Stockholder ratification of the selection of Hein & Associates as the independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of Hein & Associates to the stockholders for ratification. In the event the stockholders do not ratify the appointment of Hein & Associates as the independent registered public accounting firm for the year ending December 31, 2011, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the year ending December 31, 2011, it is contemplated that the appointment for the year ending December 31, 2011 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

Representatives of Hein & Associates are expected to be present at the meeting, with the opportunity to make a statement if desired to do so. Such representatives are also expected to be available to respond to appropriate questions.

RATIFICATION OF HEIN & ASSOCIATES, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

Based upon the recommendation of the Audit Committee, the Board of Directors recommends a vote "FOR" the ratification of Hein & Associates, LLP as the independent registered public accounting firm.

ITEM 3

TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE FIRST CASH FINANCIAL SERVICES, INC. 2011 LONG-TERM INCENTIVE PLAN

Background Information

The Board of Directors has adopted, subject to stockholder approval, the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”). The Board of Directors recognizes the importance of aligning the interests of the Company’s employees, officers, directors and other key service providers with those of its shareholders. The 2011 Plan reflects this recognition by providing such persons with additional performance incentives and an opportunity to obtain or increase their equity interest in the Company, thereby encouraging them to continue in their service to the Company and contribute to the Company’s success.

The 2011 Plan is intended to serve as the successor to the Company’s 2004 Long-Term Incentive Plan (the “2004 Plan”). As of April 25, 2011, there were approximately 360,000 shares of Common Stock reserved and available for future awards under the 2004 Plan. If the Company’s stockholders approve the 2011 Plan, all future equity awards will be made from the 2011 Plan, and the Company will not grant any additional awards under the 2004 Plan.

The Board of Directors recommends that the shareholders vote “FOR” approval of adoption of the 2011 Plan. The proxies solicited on behalf of the Board of Directors will be voted in favor of approval of adoption of the 2011 Plan unless otherwise specified.

The principal features of the 2011 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2011 Plan, which is set forth as Appendix A to this proxy statement.

Purpose; Eligibility

The purpose of the 2011 Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by (i) attracting and retaining executive personnel and other key employees of outstanding ability; (ii) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

Employees, officers, key consultants and non-employee directors of the Company or any affiliate, including subsidiaries, are eligible to receive awards under the 2011 Plan. As of April 25, 2011, approximately 4,800 employees and three non-employee directors would be eligible to participate in the 2011 Plan. The number of eligible participants may increase over time based upon our future growth.

Shares Available for Awards

Approval of the 2011 Plan would represent a net addition of 900,000 new shares over what is currently available for equity grants under the 2004 Plan. The aggregate number of shares of the Company’s Common Stock that may be issued under the 2011 Plan is 1,260,000 shares (which consists of 360,000 shares remaining available for grant under the 2004 Plan, plus 900,000 additional shares not previously authorized for grants). No awards may be granted under the 2011 Plan after the date of the annual shareholders meeting held in 2021.

Share Counting

•

Shares withheld from an award to satisfy tax withholding requirements shall count against the number of shares remaining available for issuance under the 2011 Plan, and shares delivered by a participant to satisfy tax withholding requirements shall not be added to the 2011 Plan share reserve.

•

To the extent that an award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the award will be added back to the plan share reserve and again be available for issuance pursuant to awards granted under the 2011 Plan.

•

To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve and again be available for issuance under the 2011 Plan.

General Administration of the Plan

Administration. The 2011 Plan will be administered by the Compensation Committee of the Board of Directors or such other committee of the Board as may be designated by the Board to administer the 2011 Plan. Each member of such committee must be an “outside director” as defined in Section 162(m) of the Code, a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an independent director under the listing standards of the rules of the Nasdaq Stock Market. As used in this proposal, the term “Committee” is used to refer to the Compensation Committee or such other committee appointed by the Board to administer the 2011 Plan. The Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2011 Plan; and make all other decisions and determinations that may be required under the 2011 Plan.

The full Board may at any time elect instead to administer the 2011 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2011 Plan.

Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2011 Plan to non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the 2011 Plan to non-employee directors outside of such established programs for director compensation.

Permissible Awards

The 2011 Plan authorizes the granting of awards in any of the following forms:

•

market-priced options to purchase shares of the Company’s Common Stock, which may be designated under the Code as nonqualified stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

•

stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•

restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•

restricted stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future;

•

performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

•

other stock-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on shares of Common Stock, including unrestricted stock grants, purchase rights, or other rights or securities that are convertible or exchangeable into shares of Common Stock;

•

dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying an award other than an option or stock appreciation right; and

•

cash-based awards, including performance-based annual bonus awards.

Limitations on Vesting Provisions

Awards granted under the 2011 Plan shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of awards in the event of the participant’s death, disability, or retirement, or the occurrence of a Change in Control. Awards covering 10% or fewer of the total number of shares authorized under the 2011 Plan may be granted without respect to the above-described minimum vesting requirements.

Limitations on Individual Awards

The maximum aggregate number of shares of Common Stock subject to stock-based awards that may be granted under the 2011 Plan in any one calendar year to any one participant is as follows:

•

options or stock appreciation rights, 100,000 shares;

•

restricted stock or stock units, 100,000 shares; and

•

other stock-based awards, 100,000 shares.

The maximum aggregate amount that may be paid with respect to cash-based awards under the 2011 Plan to any one participant in any one calendar year shall be $10 million.

For purposes of applying these limits in the case of multi-year performance periods, the amount or number of shares deemed earned in any one calendar year is the total amount paid or shares earned for the performance period divided by the number of calendar years in the performance period. In applying this limit, the amount of any cash or the fair market value or number of any shares or other property earned by a participant shall be measured as of the close of the final year of the performance period regardless of the fact that certification by the Committee and actual payment or release of restrictions to the participant may occur in a subsequent calendar year or years.

Qualified Performance-Based Awards

All options and stock appreciation rights granted under the 2011 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2011 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:

•

earnings before interest expense, taxes, depreciation and amortization, or "EBITDA"

•

earnings before interest expense and taxes "EBIT"

•

net earnings

•

net income

•

operating income

•

earnings per share

•

book value per share

•

return on shareholders' equity

•

capital expenditures

•

costs, expenses and expense ratio management

•

return on investment

•

improvements in capital structure

•

profitability of an identifiable business unit or product

•

maintenance or improvement of profit margins

•

stock price

•

market share

•

revenues or sales

•

cash flow

•

working capital

•

return on assets

•

economic value added

•

expansion of the store base

•

gross or net profit

•

internal rate of return or increase in net present value

•

safety standards

•

productivity measures

•

cost reduction measures

•

strategic plan development and implementation

•

gross profit

•

store-level operating profit

•

expansion into new geographic markets

•

free cash flow

•

book value

•

revenue allocation (by product, service or market)

The Committee must establish such goals within the time frame prescribed in Code Section 162(m) and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The Committee may provide, at the time the performance goals are established, but no later than 90 days after the beginning of the applicable performance period, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including but not limited to: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (g) acquisitions or divestitures; (h) discontinued operations; and (i) foreign exchange gains and losses.

Treatment of Awards upon a Participant’s Termination of Service

Unless otherwise provided in an award agreement or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

•

all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable and will remain exercisable for one year thereafter (or the earlier end of the term of the award);

•

all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and

•

the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will pay out on a prorata basis, based on the time elapsed prior to the date of termination.

Treatment of Awards upon a Change in Control

Unless otherwise provided in an award agreement or any special plan document governing an award:

(A) upon the occurrence of a change in control of the Company (as defined in the 2011 Plan) in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•

all outstanding options and stock appreciation rights will become fully vested and exercisable;

•

all time-based vesting restrictions on outstanding awards will lapse as of the date of termination; and

•

the payout opportunities attainable under all outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the change in control occurs) and the awards will pay out on a prorata basis, based on the time elapsed prior to the change in control, and

(B) with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2011 Plan), then:

•

all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable;

•

all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and

•

the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will pay out on a prorata basis, based on the time elapsed prior to the date of termination.

In addition, subject to limitations applicable to certain qualified performance-based awards, the Committee may, in its discretion accelerate awards upon the termination of service of a participant or the occurrence of a change in control. The Committee may discriminate among participants or among awards in exercising such discretion.

Anti-dilution Adjustments

In the event of a transaction between us and our stockholders that causes the per-share value of our Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2011 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2011 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding shares of our Common Stock into a lesser number of shares, the authorization limits and annual award limits under the 2011 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Amendment and Termination of the 2011 Plan

The Board or the Committee may amend, suspend or terminate the 2011 Plan at any time, except that no amendment may be made without the approval of the Company’s shareholders if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Common Stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2011 Plan or modifies the requirements for participation under the 2011 Plan, or if the Board or Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No termination or amendment of the 2011 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our stockholders, the exercise price of an outstanding option or stock appreciation right may not be reduced, directly or indirectly, and the original term of an option or stock appreciation right may not be extended.

Prohibition on Repricing

As indicated above under “Amendment and Termination,” outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without stockholder approval. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require stockholder approval.

Limitations on Transfer; Beneficiaries

No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution, and any option or other purchase right shall be exercisable during the participant’s lifetime only by such participant. A beneficiary, guardian, legal representative or other person claiming any rights under the 2011 Plan from or through a participant will be subject to all the terms and conditions of the 2011 Plan and any award agreement applicable to the participant.

Clawback Policy

Awards under the 2011 Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2011 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a Nonqualified stock option under the 2011 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2011 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Performance awards granted under the 2011 Plan are intended to qualify for the “performance based compensation” exception from Code Section 162(m).

Code Section 409A. The 2011 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2011 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2011 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2011 Plan.

New Plan Benefits

Grants and awards under the 2011 Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Committee, which are discussed in the “Report of the Compensation Committee.”

APPROVAL OF THE FIRST CASH FINANCIAL SERVICES, INC. 2011 LONG-TERM INCENTIVE PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES CAST ON THIS PROPOSAL.

The Board of Directors recommends a vote "FOR" the approval of the First Cash Financial Services, Inc. 2011 Long-Term Incentive Plan.

ITEM 4

TO VOTE ON A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company’s stockholders are now entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

Accordingly, the Board is seeking the advisory vote of stockholders on the compensation of the Company’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and the two other most highly compensated executive officers (collectively, our “named executive officers”) as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

As discussed in “Compensation Discussion and Analysis” we have designed our executive compensation program to attract and retain the highest quality executive officers, directly link pay to our performance, and build value for our shareholders. Our program provides total compensation opportunities at levels that are competitive in our industries, ties a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving our business objectives, and closely aligns the interests of our executives with the interests of our shareholders. Accordingly, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under Executive Compensation, and cast a vote to approve the compensation of our named executive officers through the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2011 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

APPROVAL OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECTIVE OFFICERS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

The Board of Directors recommends a vote "FOR" the approval of the compensation of the Company’s named executive officers.

ITEM 5

TO VOTE ON A NON-BINDING RESOLUTION TO DETERMINE THE FREQUENCY (WHETHER EVERY ONE, TWO OR THREE YEARS) WITH WHICH STOCKHOLDERS OF THE COMPANY SHALL BE ENTITLED TO HAVE AN ADVISORY VOTE ON EXECTUIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently the Company should seek an advisory say-on-pay vote on the compensation of its named executive officers, such as Item 4 of this proxy statement. By voting on this Item 5, stockholders may indicate whether they would prefer an advisory say-on-pay vote on named executive officer compensation once every one, two, or three years.

The Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board considered that an advisory say-on-pay vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. The Company’s executive compensation programs are based on its long-term business strategy, which is more appropriately reflected with a three year timeframe.

Stockholders who have concerns about executive compensation during the interval between say-on-pay votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Procedure for Contacting Directors” for information about communicating with the Board.

Please mark on the Proxy Card your preference as to the frequency of holding stockholder advisory votes on executive compensation, as either every year, every two years, or every three years, or you may abstain from voting.

Effect of Frequency Vote

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. The Board will take the results of the vote into account when deciding when to call for the next advisory vote on executive compensation. However, because this vote is advisory and not binding on the Board of Directors in any way, the Board may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. A scheduling vote similar to this Item 5 will occur at least once every six years.

BASED UPON THE RECOMMENDATION OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, THE BOARD OF DIRECTORS HAS RECOMMENDED THE FREQUENCY OF EXECTUIVE COMPENSATION VOTES BE EVERY THREE YEARS. THE FREQUENCY OPTION (WHETHER EVERY ONE, TWO OR THREE YEARS) RECEIVING THE HIGHEST NUMBER OF VOTES CAST BY STOCKHOLDERS WILL BE THE FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION SELECTED BY STOCKHOLDERS.

The Board of Directors recommends a vote “For Every THREE Years” on this proposal.

EXECUTIVE OFFICERS

The following table lists the executive officers of the Company as of the date hereof and the capacities in which they serve.

Name	Age	Position

Rick L. Wessel	52	Chief Executive Officer and President
Stephen O. Coffman	49	Chief Operating Officer
R. Douglas Orr	50	Executive Vice President, Chief Financial
		Officer, Secretary and Treasurer
John C. Powell	56	Senior Vice President of Information Technology

Stephen O. Coffman joined the Company in March 2008 as the chief operating officer. Prior to joining the Company, Mr. Coffman served as president of Wasp Barcode Technologies, a multi-national manufacturer of barcode hardware and software solutions for small to mid-size businesses, from 2001 through March 2008. Prior to his seven-year tenure with Wasp Barcode, Mr. Coffman served in senior management roles, focused on operations and finance, in the retail and manufacturing industries. Mr. Coffman launched his career as a business consultant with Deloitte & Touche, where he gained a background in operations, business planning, finance and other facets of management.

R. Douglas Orr joined the Company in July 2002 as the vice president of finance. Since January 2003, Mr. Orr has served as chief financial officer, and since January 2005, Mr. Orr has served as executive vice president. In addition, Mr. Orr has served as secretary and treasurer since November 2006. Prior to joining the Company, Mr. Orr spent 14 years at Ray & Berndtson, a global executive search firm, where he served in senior executive and financial management roles. Prior to his employment at Ray & Berndtson, Mr. Orr worked for four years at Price Waterhouse LLP.

John C. Powell served as a systems consultant to the Company from February 2002 through July 2002 and joined the Company on a full-time basis in August 2002. Since January 2003, Mr. Powell has served as vice president of information technology, and since January 2005, Mr. Powell has served as senior vice president of information technology. Prior to joining the Company, Mr. Powell spent 18 years with AMR/American Airlines as a senior system engineer and software architect and an additional two years in the same capacity with Sabre/EDS after its spin-off from AMR in March of 2000.

Biographical information with respect to Mr. Wessel was previously provided under Item 1.

STOCK OWNERSHIP

The following table sets forth, as of April 25, 2011, the number and percentage of outstanding shares of our Common Stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock; (b) each of our directors or director nominees; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all directors and executive officers, as a group.  As of April 25, 2011, there were 31,309,791 shares of Common Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To the best of the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

	Shares Beneficially
	Owned
Name	Number	Percent

Blackrock, Inc. (1)	2,156,484	6.89%
Kayne Anderson Rudnick Investment Management, LLC (2)	1,912,108	6.11
Richard T. Burke (3)	1,881,806	6.01
Vaughan Nelson Investment Management, L.P. (4)	1,649,915	5.27
Rick L. Wessel (5)	1,334,405	4.16
Phillip E. Powell (6)	591,880	1.87
R. Douglas Orr (7)	346,000	1.09
Stephen O. Coffman (8)	56,000	0.18
John C. Powell	-	-
Mikel D. Faulkner	-	-
Jorge Montaño	-	-
Randel G. Owen	-	-

Executive officers and directors as a group (7 persons,
including the nominees for director)	1,736,405	5.43%

(1)

According to a Schedule 13G filed with the SEC on February 4, 2011 and a subsequent filing dated March 31, 2011, Blackrock, Inc. beneficially owns 2,156,484 shares. Blackrock, Inc.’s address is 40 East 52nd Street, New York, NY 10022.

(2)

According to a Schedule 13G filed with the SEC on February 2, 2011, Kayne Anderson Rudnick Investment Management, LLC beneficially owns 1,912,108 shares. Kayne Anderson Rudnick Investment Management, LLC’s address is 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067.

(3)

Mr. Burke is a former director of the Company. Mr. Burke’s address is 15290 N 78th Way, Suite B200, Scottsdale, AZ  85260.

(4)

According to a Schedule 13G filed with the SEC on February 14, 2011, Vaughan Nelson Investment Management, L.P. beneficially owns 1,649,915 shares. Vaughan Nelson Investment Management, L.P.’s address is 600 Travis Street, Suite 6300, Houston, Texas 77002.

(5)

Includes a warrant to purchase 240,000 shares at a price of $3.83 per share to expire in May 2013, a stock option to purchase 90,000 shares at a price of $15.00 per share to expire in January 2015, a stock option to purchase 90,000 shares at a price of $17.50 per share to expire in January 2015, a stock option to purchase 90,000 shares at a price of $20.00 per share to expire in January 2015, a stock option to purchase 90,000 shares at a price of $15.00 per share to expire in December 2015, a stock option to purchase 90,000 shares at a price of $17.00 per share to expire in December 2015, and a stock option to purchase 90,000 shares at a price of $19.00 per share to expire in December 2015.

(6)

Includes a stock option to purchase 40,000 shares at a price of $12.50 per share to expire in January 2015, a stock option to purchase 40,000 shares at a price of $15.00 per share to expire in January 2015, a stock option to purchase 40,000 shares at a price of $17.50 per share to expire in January 2015, a stock option to purchase 40,000 shares at a price of $20.00 per share to expire in January 2015, a stock option to purchase 40,000 shares at a price of $15.00 per share to expire in December 2015, a stock option to purchase 40,000 shares at a price of $17.00 per share to expire in December 2015, a stock option to purchase 40,000 shares at a price of $19.00 per share to expire in December 2015, and 100,000 shares owned by Myloe Max, LP, a Texas limited partnership (the “Partnership”).  The general partner of the Partnership, Myloe Management, LLC, a Texas limited liability company (the “General Partner”), has granted Mr. Powell the authority to acquire and dispose of securities on behalf of the Partnership pursuant to a trading authorization dated January 1, 2008. Mr. Powell owns a 48.5% limited partnership interest in the Partnership. Mr. Powell has no ownership interest in the General Partner.  Mr. Powell disclaims ownership in the 100,000 shares of the Company’s Common Stock owned by the Partnership except to the extent of his pecuniary interest therein.

(7)

Includes a stock option to purchase 60,000 shares at a price of $17.50 per share to expire in January 2015, a stock option to purchase 60,000 shares at a price of $20.00 per share to expire in January 2015, a stock option to purchase 60,000 shares at a price of $15.00 per share to expire in December 2015, a stock option to purchase 60,000 shares at a price of $17.00 per share to expire in December 2015, and a stock option to purchase 60,000 shares at a price of $19.00 per share to expire in December 2015.

(8)

Includes an option to purchase 50,000 shares at a price of $10.00 per share to expire in March 2018.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy - The Company’s compensation philosophy is to promote a “culture of ownership” among its executives by aligning their interests with those of its stockholders. This is best accomplished by:

•

paying senior executives a base salary commensurate with their backgrounds, special skill sets, responsibilities and competitive practice;

•

offering incentive compensation conditioned not only on the executive’s individual performance, but also on his or her contribution to the Company’s consolidated financial results; and

•

making periodic grants of equity awards in order to induce executives to remain in the Company’s employment as well as align their interests with those of the Company’s stockholders.

The Compensation Committee retains broad flexibility in the administration of the Company’s compensation packages. This flexibility is critical to retaining senior executives, including all of the named executive officers.

The Compensation Committee reviews and administers the compensation program for each of the named executive officers. Compensation is typically set at the first meeting each calendar year after reviewing performance for the past year and prospects for the year ahead. The Compensation Committee regularly meets with the chief executive officer and chief financial officer, both of whom provide insight into how individual executives are performing.

In addition, the Compensation Committee has the authority to engage outside advisors to assist the Compensation Committee in the performance of its duties.  In particular, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, chief executive officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense. The Compensation Committee may not, however, delegate its authority to others.

The Board of Directors sets non-management and non-consultant directors’ compensation at the recommendation of the Compensation Committee. See “Compensation of Directors.”

Benchmarking and Use of Consultant – Peer Group: The Compensation Committee analyzes the compensation practices of a group of peer companies, consisting of other publicly-traded companies in the specialty consumer finance/retail industry within a range of market cap and revenue size similar to the Company. The Compensation Committee, while mindful of the compiled data from the peers, has not established a certain range of compensation for any element of pay from the peer group but used it as a general guideline for discussion. The overall goal of this process is to enable the Company to provide total compensation packages that are competitive with prevailing practices in the Company’s industry and within the Company’s peer group.

In determining compensation for its named executive officers, each element of its compensation program is compared against published data. The Committee updates the peer group compensation data annually by utilizing the services of Equilar, a company that provides a comprehensive compensation database relating to executive compensation practices at publicly-traded companies, including the peer group.

Industry Peers
Aaron Rents, Inc.
Advance America, Cash Advance Centers, Inc.
America's Car-Mart, Inc.
Cash America International, Inc.
Dollar Financial Corp.
EZCORP, Inc.
QC Holdings, Inc.
Rent-A-Center, Inc.
World Acceptance Corp.

The Compensation Committee reviews the composition of its peer group on an annual basis. The Compensation Committee may elect to modify the group for future periods to reflect best practices in executive compensation or changes in its business or the business of other companies, in and outside the peer group.

In addition, our president and chief executive officer and our chief financial officer present industry compensation data based on reports prepared from information provided by Equilar Inc., a company that accumulates data from public filings, which the officers then sort by the peer group.

Role of the Chief Executive Officer in Executive Compensation Decisions: The Company’s president and chief executive officer works closely with the Compensation Committee providing his assessment and recommendations on the competitiveness of the programs, performance issues and challenges and makes recommendations for consideration pertaining to the compensation of his subordinate team. The Compensation Committee takes these recommendations into consideration and either approves or works with the president and chief executive officer to develop suitable proposals. The president and chief executive officer does not, however, make, participate in, provide input for or make recommendations about his own compensation.

Use of Independent Advisors: The Compensation Committee has, in the past, retained an independent advisor to evaluate industry compensation practices, including base, bonus and long-term incentive values including annual grant levels.  In 2010, the Compensation Committee did not retain the services of any outside consultants or advisors.   Rather, the Compensation Committee relied on previous studies and current market data prepared by Equilar, which the Compensation Committee determined to be sufficient for the purposes of making comparisons necessary to evaluate our executives’ compensation for 2011.

Elements of Compensation

The Company’s principal focus is on total direct compensation, including a portion that is assured and a portion that is at risk. To achieve these objectives, the compensation paid to the named executive officers currently consists of base salary, short-term incentive cash compensation and long-term incentive compensation in the form of restricted stock awards.

Base Salary - The Company offers what it believes to be competitive base salaries to its named executive officers. The base salary must be sufficient to attract talented executives and provide a secure base of cash compensation. In addition, base salary levels for the Company’s executive officers are set at levels the Compensation Committee believes to be, based on its general business experience, competitive in relation to the salary levels of executive officers in other companies within the specialty consumer finance industry or other companies of comparable size, growth, performance and complexity, taking into consideration the executive officer’s position, responsibility and need for special expertise. Annual salary increases, typically determined in January of each year, are not assured and adjustments to base salary compensation take into account subjective factors such as the executive’s performance against job expectations, and changes in the market, job responsibilities, and experience. In 2010, the average base salary increase for the named executive officers was 14%.

Short-Term Incentive Compensation - The Company’s short-term incentive plans for the named executive officers are intended to drive short-term (typically one year) operating and financial results deemed crucial to the Company’s long-term success.

Annual Performance Incentive Plan - Certain named executive officers may receive annual incentive compensation through the Annual Performance Incentive Plan (“APIP”), which is provided under the term of the shareholder-approved Executive Performance Incentive Plan (the “Incentive Plan). The APIP provides for the payment of annual cash incentive compensation based upon the achievement of performance goals established annually by the Compensation Committee based on one or more specified performance criteria. The Company’s Compensation Committee determines the participants in the Incentive Plan. Participation is limited to named executive officers that are deemed to have direct, overall responsibility for directing the strategy and operations of the Company. Three of the named executive officers positions were included as participants in the APIP for fiscal 2010:  the chief executive officer, the chief operating officer and the chief financial officer. The Compensation Committee also administers the calculation of amounts earned under the APIP. The Compensation Committee measures the performance of the Company against an annual business plan prepared by management and reviewed and approved by the Board of Directors at the beginning of the fiscal year. Achievement of the earnings per share target set forth in the annual business plan will result in the payment of a cash incentive award equal to a percentage of the base salary of the participating executive officer. The earnings per share target is approved by the Board of Directors and designed to reinforce the Company’s focus on profitability and enhancement of long-term shareholder value. The target incentive awards (“Target Awards”) are set at a predetermined percentage of the executives’ annual base salary. These target award levels are reviewed periodically by the Compensation Committee. The target percentages for each participating executive officer are based on the scope of the named executive officer’s responsibilities, internal pay equity among participating executive officers with similar responsibilities and competitive considerations. The range of target percentage payouts for the chief executive officer for fiscal 2010 was 0% to 175% of the participant’s base salary for 2010. The range of target percentage payouts for the chief operating officer and chief financial officer for fiscal 2010 was 0% to 125% of the participants’ base salary. The Compensation Committee retains certain discretion, as provided in the Incentive Plan, to adjust incentive awards in light of unusual or unforeseen developments that impact the Company or the industry in which the Company operates.

Annual Discretionary Cash Bonuses - The Company’s program also includes granting of discretionary annual cash bonuses reflecting the Company’s and the individual executive’s performance. Annual cash bonuses may be paid to named executive officers and other officers and executives to reflect the breadth of their expertise and responsibility, achievement of certain financial or strategic results and to make the cash component of compensation competitive with that of their peers at competing firms. The Company maintains broad discretion to vary overall cash compensation for a given year by varying the amount, if any, of such cash bonuses. These cash bonuses may reflect a material part of the named executive officers’ overall compensation, with payments commensurate with the executive’s position, responsibilities and individual and overall Company performance. Annual cash bonuses, if any, paid to the chief executive officer are determined and approved by the Compensation Committee. Annual cash bonuses paid to other named executive officers are calculated based on the chief executive officer’s recommendation and approved by the Compensation Committee. Annual cash bonuses are subject to the Compensation Committee’s discretion to award bonuses greater or lower than the recommended amount if they deem it appropriate. In fiscal 2010, the Compensation Committee awarded a discretionary cash bonus for achievement of certain operational and financial objectives of $50,000 to the senior vice president of information technology. No discretionary cash bonuses were awarded to any other named executive officer in fiscal 2010.

Long-Term Incentive Compensation - The compensation objective of retaining the best people for the job leads the Company to make periodic equity award grants. These awards provide incentive for the named executive officers to stay with the Company over the long term. These equity awards also provide additional flexibility to the Compensation Committee to reward superior, or reflect subpar, performance by named executive officers.

Restricted Stock Awards – In 2010, the Compensation Committee established a Restricted Stock Incentive Plan (“RSIP”), a component of the Company’s Executive Performance Incentive Plan for certain named executive officers. Vesting of the 2010 restricted stock awards under the RSIP is contingent upon the Company attaining defined measures of net income growth for reporting periods from 2010 through 2014. The target award shares were credited to the executives on the grant date in 2010. The Compensation Committee will certify the attainment of performance goals annually upon completion of each fiscal year, and any earned shares are distributed to participants following the end of the applicable performance period. The grants have specific rules related to the treatment of the awards in the event of termination for cause, voluntary resignation, retirement, involuntary termination and change in control. The Company believes that such equity grants align the executives’ interests with those of the Company’s stockholders.

During 2010, the Company also granted a total 13,000 shares of restricted stock awards to other executives (non-named executive officers) of the Company. These awards vest ratably over time beginning in January 2011, and become fully vested in January 2017. The grants have specific rules related to the treatment of the awards in the event of termination for cause, voluntary resignation, retirement, involuntary termination and change in control. The Company believes that such equity grants align the executives’ interests with those of the Company’s stockholders.

In the past, qualified stock options have also been granted by the Company to key officers and employees and have had exercise prices equal to or greater than the fair market value of the underlying stock at the time of grant. No stock options were granted in 2010 and 2009. The date of grant for all equity awards granted to senior executive officers is the date of Compensation Committee approval. The Company does not have a program, plan or practice of timing the grant of equity awards in coordination with the release of material non-public information.

Perquisites and Personal Benefits - Certain named executive officers received additional remuneration consistent with the Company’s approach to hiring and retaining key personnel. Such perquisites include health insurance, life insurance, disability insurance, automobile allowances, club memberships, certain opportunities to travel using the Company’s aircraft and matching contributions to 401(k) accounts. The aggregate incremental cost to the Company during fiscal 2010 of such benefits is reflected in the Summary Compensation Table below.

Chief Executive Officer Compensation - Mr. Wessel was elected to the position of chief executive officer in November 2006. Mr. Wessel’s salary was $700,000 effective January 2007 and was increased to $749,000 effective in June 2009. Mr. Wessel’s salary was increased to $850,000 effective January 2010. For performance in fiscal 2010, Mr. Wessel received a cash award of $1,487,500 under the APIP (a non-equity incentive plan) and a restricted stock award of 30,000 shares under the RISP. For performance in fiscal 2009, Mr. Wessel received a cash award of $749,000 under the Annual Performance Incentive Plan (a non-equity incentive plan) and a discretionary cash bonus of $250,000.

Employment Agreements and Change in Control Provisions - The Company has entered into employment agreements with Messrs. Wessel, Coffman and Orr and a consulting agreement with Mr. Phillip E. Powell which are more fully described in “Employment Agreements” set forth below. Executive officers who do not have an employment agreement serve at the will of the Board of Directors, thus enabling the Board of Directors to remove an executive officer whenever it is in the Company’s best interest, with full discretion on any severance package (excluding vested benefits). The Committee believes that the employment agreements and change-of-control provisions that have been entered into were merited in light of all relevant circumstances, including each individual’s past employment experience, desired terms and conditions of employment and the strategic importance of their respective positions, including stability and retention. The Committee believes that the employment agreement and the consultant agreement are necessary in order to attract and retain the executives. The Committee believes that the change-of-control provisions are necessary in order to retain and maintain stability among the executive group and that the terms of the change-of-control provisions are reasonable based on its review of the change-of-control provisions for similarly situated peer group companies. The Committee reviews the agreements at the time they are entered into in order to determine current market terms for the particular executive and agreement.

The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with the Company’s strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

Other Items - None noted.

Deductibility of compensation expense under IRC Section 162 (m) has not been a material consideration for the Compensation Committee to date due to the levels and types of compensation paid. The Company recorded stock-based compensation expense of $1,006,000 in 2010. The expense related to equity compensation has been and will continue to be a material consideration in the overall compensation program design.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K.

Members of the Compensation Committee:

Mikel D. Faulkner

Randel G. Owen

Jorge Montaño

The Compensation Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference herein.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by Messrs. Phillip E. Powell, Rick L. Wessel, Stephen O. Coffman, R. Douglas Orr and John C. Powell, the 2010 named executive officers for the fiscal years ended December 31, 2010, 2009 and 2008. The Company has a consulting agreement with Mr. Phillip E. Powell, the former chairman, an employment agreement with Mr. Wessel, the Chief Executive Officer and President, an employment agreement with Mr. Coffman, the Chief Operating Officer and an employment agreement with Mr. Orr, the Chief Financial Officer. No such agreement exists with the other named executive officer. When setting total compensation for the named executive officers, the Compensation Committee reviews tally sheets that show each executive’s current compensation, including equity and non-equity based compensation.

								Change in
								Pension
							Non-	Value and
							Equity	Nonqualified
							Incentive	Deferred
							Plan	Compen-	All Other
Name and				Stock	Option		Compen-	sation	Compen-
Principal		Salary	Bonus	Awards	Awards		sation	Earnings	sation	Total
Position	Year	$	$	$ (1)	$		$ (2)	$	$ (3)	$

Rick L. Wessel,	2010	850,000	-	855,000	-		1,487,500	-	70,354	3,262,854
Chief Executive	2009	728,584	250,000	-	-		749,000	-	31,023	1,758,607
Officer and	2008	700,000	-	-	-		-	-	53,863	753,863
President

Stephen O.	2010	420,000	-	285,000	-		525,000	-	-	1,230,000
Coffman, Chief	2009	396,000	-	-	-		396,000	-	-	792,000
Operating	2008	281,096	100,000	-	332,000	(5)	-	-	-	713,096
Officer

R. Douglas Orr,	2010	400,000	-	285,000	-		500,000	-	-	1,185,000
Executive VP,	2009	330,000	-	-	-		330,000	-	-	660,000
Chief Financial	2008	300,000	137,000	-	-		-	-	-	437,000
Officer

John C. Powell,	2010	240,000	50,000	-	-		-	-	-	290,000
Senior VP	2009	225,000	50,000	-	-		-	-	-	275,000
Information	2008	210,000	50,000	-	-		-	-	-	260,000
Technology

Phillip E. Powell,	2010	-	-	-	-		-	-	834,664	834,664
Former	2009	-	-	-	-		642,000	-	737,314	1,379,314
Chairman (4)	2008	-	-	-	-		-	-	652,088	652,088

(1)

Amounts in this column represent the grant date fair value of restricted stock awards granted under the terms of the Company’s 2010 Restricted Stock Incentive Plan (“RSIP”), which are described in the Long Term Incentive Compensation section of the Compensation Discussion and Analysis included herein. The 2010 restricted stock awards granted under the RSIP consisted of 30,000 shares to the chief executive officer and 10,000 shares each to the chief operating officer and chief financial officer. Grant date fair values were determined by multiplying the number of shares granted times the closing market price of the Company’s Common Stock on the date of grant. 60% of the awards were eligible for performance-based vesting based upon the 2010 performance measure, while 40% of performance-based vesting will be based on the performance measures in 2011, 2012, 2013 and 2014 (10% per year). The performance measure is defined as the percentage of net income growth over the comparative base period in fiscal 2009. The Compensation Committee retains certain discretion, as provided in the RSIP, to adjust incentive awards in light of unusual or unforeseen developments that impact the Company or the industry in which the Company operates. For 2010 and as provided in the RSIP, growth measures as described above were adjusted retroactively to reflect the impact of the Company’s decision to discontinue its credit services operations in Maryland due to a change in state law. For 2010, the Company achieved the targeted growth in net income. The Compensation Committee certified the achievement of the measure and the participants in RSIP were each awarded the maximum number of shares eligible for vesting, or 60% of total target award, based on actual performance results in 2010. Approximately $855,000 was recognized as compensation expense in fiscal 2010 as a result of the performance-based vesting of these awards in 2010.

(2)

Amounts in this column represent cash awards granted under the terms of the Company’s Annual Performance Incentive Plan (“APIP”) which is provided under the term of the shareholder-approved Executive Performance Incentive Plan (the “Incentive Plan). The APIP provides for the payment of annual cash incentive compensation based upon the achievement of performance goals established annually by the Compensation Committee based on one or more specified performance criteria. For fiscal 2010, the Compensation Committee established diluted earnings per share from continuing operations as the primary performance measure for the APIP. For the chief executive officer, additional measures related to store additions and revenue growth from continuing operations were also included as lesser components. For the participating executive officers, the Company had to achieve threshold diluted earnings per share from continuing operations in a range of $1.50 to $1.62 in order to receive an award under the plan. The range of awards related to the earnings per share target range from 25% to 125% of each participant’s Target Award for 2010. In addition, the chief executive officer could achieve two additional awards equal to 25% of the chief executive officer’s Target Award for attaining goals related to store openings/additions and revenue growth, making the chief executive officer’s maximum achievable award under the plan equal to 175% of the Target Award. For 2010, and as provided in the Plan, earnings per share measures as described above were adjusted retroactively to reflect the impact of the Company’s decision to discontinue its credit services operations in Maryland due to a change in state law. Actual earnings per share from continuing operations in fiscal 2010, which excluded the earnings from discontinued Maryland credit services operation, were $1.75 per share. In addition, the Company exceeded the store addition targets and revenue growth targets established for the chief executive officer. This resulted in the Compensation Committee awarding the maximum incentive awards being paid to each of the participating executive officers, which was 175% of the Target Award for the chief executive officer and 125% of the Target Award for the other participants. Over the prior three fiscal years, payouts to participants have been 100% of the target annual incentive award in 2009 and 0% of the target annual incentive award in 2008. The Compensation Committee did not exercise discretion to alter any individual awards for fiscal 2010 and 2009. In fiscal 2008 the Compensation Committee did exercise discretion in electing to make no awards under the plan.

(3)

The Company provides the named executive officers with certain group life, health, medical, and other noncash benefits generally available to all salaried employees that are not included in this column pursuant to SEC rules. The amounts shown in this column do include (i) matching contributions by the Company under the First Cash 401(k) Profit Sharing Plan; (ii) automobile allowances to certain executive officers; (iii) reimbursement for club dues, (iv) reimbursement of health insurance and long-term disability premiums for Messrs. Phillip Powell and Rick Wessel, and (v) personal use of the Company’s aircraft by Messrs. Phillip Powell and Rick Wessel. (The incremental cost of the personal use of the corporate aircraft was determined on a per flight and/or hours used basis based on variable costs associated with personal flight activity. The variable costs used in the calculation included fuel, crew compensation and travel, certain maintenance and repair expenses, related unoccupied positioning, or “deadhead,” flights, landing/parking and supplies.) As permitted by SEC rules, no amounts are shown in this table for perquisites and personal benefits for any individual officers for whom such amounts do not exceed $10,000 in the aggregate.

Mr. Phillip Powell’s other compensation for 2010 includes consulting fees of $700,000, an automobile allowance of $10,477,  reimbursement for dues at a country club in the amount of $4,200, personal use of the corporate aircraft of $119,150 and Company-paid long-term disability insurance premiums in the amount of $837. Mr. Powell’s other compensation for 2009 includes consulting fees of $624,500, an automobile allowance of $10,227,  reimbursement for dues at a country club in the amount of $3,286, Company-paid health insurance premiums in the amount of $4,619,  personal use of the corporate aircraft of $93,845 and Company-paid long-term disability insurance premiums in the amount of $837. Mr. Phillip Powell’s other compensation for 2008 includes consulting fees of $600,000, an automobile allowance of $11,427, reimbursement for dues at a country club in the amount of $3,978, personal use of the corporate aircraft of $33,823 and Company-paid health insurance premiums in the amount of $2,860.

Mr. Wessel’s other compensation for 2010 includes matching contributions to a 401(k) account of $5,880, an automobile allowance of $7,466, reimbursement for dues at a health club in the amount of $2,078, Company-paid life insurance premiums in the amount of $5,560, Company-paid health insurance premiums in the amount of $5,277, personal use of the corporate aircraft of $43,255 and Company-paid long-term disability insurance premiums in the amount of $837. Mr. Wessel’s other compensation for 2009 includes matching contributions to a 401(k) account of $5,580, an automobile allowance of $8,765, reimbursement for dues at a health club in the amount of $2,010, Company-paid life insurance premiums in the amount of $5,560, Company-paid health insurance premiums in the amount of $4,619, personal use of the corporate aircraft of $3,652 and Company-paid long-term disability insurance premiums in the amount of $837. Mr. Wessel’s other compensation for 2008 includes matching contributions to a 401(k) account of $5,520, an automobile allowance of $7,014, reimbursement for dues at a health club in the amount of $1,930, Company-paid life insurance premiums in the amount of $5,560, personal use of the corporate aircraft of $29,861 and Company-paid health insurance premiums in the amount of $3,978.

(4)

Mr. Powell served as a director through October 19, 2010. He continues to serve as a consultant to the Company under the terms of a consulting contract described herein.

(5)

Award comprised of stock options which vest and are exercisable as follows:  20,000 options on March 18, 2009, 20,000 options on March 18, 2010, 20,000 options on March 18, 2011, 20,000 options on March 18, 2012 and 20,000 options on March 18, 2013. The amount reported is the grant date fair value of the award, as calculated in accordance with ASC 718-10-10-01 and using a Black-Scholes model, which was $332,000, of which approximately $45,000, $76,000 and $85,000 was recognized as compensation expense in fiscal 2010, 2009 and 2008, respectively, with the remainder expected to be recognized as compensation expense over the remaining vesting period. Assumptions used in this calculation are provided in Note 14 of the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2010.

Employment Agreements

The Company has entered into employment agreements with three of the named executive officers that will require it to make payments to these individuals in the event of the termination of their employment or change in control of the Company. In addition, the Company’s executive compensation and benefit plans provide the named executive officers with certain rights or the right to receive payments in the event of the termination of their employment or upon a change in control of the Company. The amounts payable to each of the named executive officers in each situation is described below, assuming that each individual’s employment had terminated or a change in control of the Company had occurred on December 31, 2010.

In 2007, Mr. Wessel entered into an amended and restated employment agreement with the Company through December 31, 2012 to serve as the chief executive officer and president of the Company. The agreement was amended in April 2010 to extend the term through December 31, 2015; at the discretion of the Board of Directors this agreement may be extended for additional successive periods of one year on each January 1 anniversary. The agreement provides for: (i) a base salary, effective January 1, 2010, of $850,000 with increases at the discretion of the Compensation Committee; (ii) an annual bonus at the discretion of the Compensation Committee; (iii) participation in compensation plans at the discretion of the Compensation Committee; (iv) certain fringe benefits including club membership, use of the Company airplane, car, vacation, a term life insurance policy with a beneficiary designated by Mr. Wessel in the amount of $4 million; and (v) reimbursement of business related expenses. Mr. Wessel has agreed not to compete with the Company for a period of one year following his termination and not to solicit employees of the Company and not to solicit customers of the Company for a period of 90 days following his termination.  Upon a change of control, Mr. Wessel may terminate the employment agreement with 90 days notice.  Upon a change in control or other termination by Mr. Wessel for good cause or termination by the Company without cause or due to death or disability, the Company has agreed to pay Mr. Wessel all accrued compensation and expenses, plus all compensation and benefits provided for in the employment agreement through the term of the agreement. If Mr. Wessel’s agreement had been terminated on December 31, 2010 by the Company without cause or as a result of death or disability, or by Mr. Wessel for good cause or following a change in control, Mr. Wessel would have been entitled to receive $4,250,000 in severance payments.  All payments made in connection with the termination of Mr. Wessel’s agreement must be paid by the Company in a single lump sum thirty days following the termination date of the agreement. Mr. Wessel’s current base salary for 2011 is $890,000 per year. In addition to the change in control provisions provided under the employment agreement, in the event of a change in control Mr. Wessel would also vest in 12,000 shares of restricted stock under the terms of the Company’s 2010 Restricted Stock Incentive Plan.

In April 2010, Mr. Coffman entered into an amended and restated employment agreement, with the Company effective through December 31, 2013 to serve as the chief operating officer of the Company. The agreement provides for: (i) a base salary of $420,000 with increases at the discretion of the Compensation Committee; (ii) an annual cash bonus and/or incentive award at the discretion of the Compensation Committee; (iii) certain fringe benefits and vacation; and (iv) reimbursement of business related expenses. Mr. Coffman has agreed not to compete with the Company for a period of five years following his termination and not to solicit employees of the Company and not to solicit customers of the Company for a period of five years following his termination. In the event of termination of the agreement by the Company, other than for cause, Mr. Coffman is entitled to severance payments equal to his then current annual base salary for twelve months. If this agreement had been terminated by the Company on December 31, 2010, other than for cause, Mr. Coffman would have been entitled to severance payments equal to $420,000, paid over twelve months. In addition, should a future change in control of Company occur, the agreement provides for severance payments to Mr. Coffman equal to 100% of his then current annual base salary for remaining term of the agreement. Mr. Coffman’s current base salary for 2011 is $440,000 per year. In addition to the change in control provisions provided under the employment agreement, in the event of a change in control Mr. Coffman would also vest in 4,000 shares of restricted stock under the terms of the Company’s 2010 Restricted Stock Incentive Plan.

In April 2010, Mr. Orr entered into an employment agreement with the Company effective through December 31, 2013 to serve as the executive vice president and chief financial officer of the Company. The agreement provides for: (i) a base salary of $400,000 with increases at the discretion of the Compensation Committee; (ii) an annual cash bonus and/or incentive award at the discretion of the Compensation Committee; (iii) certain fringe benefits and vacation; and (iv) reimbursement of business related expenses. Mr. Orr has agreed not to compete with the Company for a period of three years following his termination and not to solicit employees of the Company and not to solicit customers of the Company for a period of three years following his termination. In the event of termination of the agreement by the Company, other than for cause, Mr. Orr is entitled to severance payments equal to his then current annual base salary for twelve months. If this agreement had been terminated by the Company on December 31, 2010, other than for cause, Mr. Orr would have been entitled to severance payments equal to $400,000, paid over twelve months. In addition, should a future change in control of Company occur, the agreement provides for severance payments to Mr. Orr equal to 100% of his then current annual base salary for remaining term of the agreement, or for 12 months, whichever is greater. Mr. Orr’s current base salary for 2011 is $420,000 per year. In addition to the change in control provisions provided under the employment agreement, in the event of a change in control Mr. Orr would also vest in 4,000 shares of restricted stock under the terms of the Company’s 2010 Restricted Stock Incentive Plan.

Consulting Agreement

In 2005, Mr. Phillip E. Powell entered into a consulting agreement, with the Company to perform such services as may be requested by the Board of Directors. The agreement was amended in April 2010 to extend the term through December 31, 2016. The amended agreement provides for: (i) annual payments of $700,000; (ii) certain other benefits including club membership, car, health insurance; and (iii) reimbursement of business-related expenses. Mr. Powell has agreed not to compete with the Company, not to solicit employees of the Company, and not to solicit customers of the Company while serving as a consultant and for a period of one year following termination of the consulting agreement. Upon a change of control, Mr. Powell may terminate the consulting agreement with 90 days notice.  Upon a change in control or other termination by Mr. Powell for good cause or termination by the Company without cause or due to death or disability, the Company has agreed to pay Mr. Powell all accrued compensation and expenses, plus all compensation and benefits provided for in the consulting agreement through the term of the agreement. If Mr. Powell’s agreement had been terminated on December 31, 2010 by the Company without cause or as a result of death or disability, or by Mr. Powell for good cause or following a change in control, Mr. Powell would have been entitled to receive $4,200,000 paid by the Company in a single lump sum thirty days following the termination date of the agreement.

Stock Options and Warrants

Grants of Plan-Based Awards for Fiscal Year 2010 – The following table provides information regarding the estimated possible payouts to participants under the Company’s Executive Incentive Performance Plan. Except as set forth below, there were no other grants of equity or non-equity awards to named executive officers during 2010.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards $
		Thres- hold ($)	Target ($)	Maximum ($) (1)	Thres- hold (#)	Target (#)	Maximum (#)
Rick L. Wessel	Jan. 26, 2010	212,500	850,000	1,487,500	-	-	-	-	-	-	-
	Oct. 19, 2010	-	-	-	-	30,000	30,000	-	-	-	855,000

Stephen O. Coffman	Jan. 26, 2010	106,250	420,000	525,000	-	-	-	-	-	-	-
	Oct. 19, 2010	-	-	-	-	10,000	10,000	-	-	-	285,000

R. Douglas Orr	Jan. 26, 2010	100,000	400,000	500,000	-	-	-	-	-	-	-
	Oct. 19, 2010	-	-	-	-	10,000	10,000	-	-	-	285,000

(1)

The cash awards set forth in these columns are provided under the terms of the Annual Performance Incentive Plan, which is described in the Short Term Incentive Compensation section of the Compensation Discussion and Analysis and in the Summary Compensation Table.

(2)

The restricted stock awards set forth in these columns are provided under the terms of the Long Term Incentive Plan, which is described in the Long Term Incentive Compensation section of the Compensation Discussion and Analysis and in the Summary Compensation Table. Amounts shown in these columns represent shares from the 2010 award available for vesting over the measurement periods from 2010 through 2014.

Outstanding Equity Awards at 2010 Fiscal Year-End - The following table provides information on the holdings of stock options and warrants by the named executive officers as of December 31, 2010. Each outstanding option and warrant grant is shown separately for each named executive officer.

	OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (6)

Rick L.	60,000		-		-	12.50	01/2015	-	-	-	-
Wessel	90,000		-		-	15.00	01/2015	-	-	-	-
	90,000		-		-	15.00	12/2015	-	-	-	-
	90,000		-		-	17.00	12/2015	-	-	-	-
	90,000		-		-	17.50	01/2015	-	-	-	-
	90,000		-		-	19.00	12/2015	-	-	-	-
	90,000		-		-	20.00	01/2015	-	-	-	-
	100,000	(1)	-		-	2.67	04/2012	-	-	-	-
	240,000	(1)	-		-	3.83	05/2013	-	-	-	-
	-		-		-	-	-	-	-	12,000	371,880

Stephen O.	30,000		60,000	(2)	-	10.00	03/2018	-	-	-	-
Coffman	-		-		-	-	-	-	-	4,000	123,960

R. Douglas	-		6,000	(3)	-	2.67	09/2012	-	-	-	-
Orr	-		12,000	(4)	-	3.33	01/2013	-	-	-	-
	26,000		-		-	15.00	01/2015	-	-	-	-
	60,000		-		-	15.00	12/2015	-	-	-	-
	60,000		-		-	17.00	12/2015	-	-	-	-
	60,000		-		-	17.50	01/2015	-	-	-	-
	60,000		-		-	19.00	12/2015	-	-	-	-
	60,000		-		-	20.00	01/2015	-	-	-	-
	-		-		-	-	-	-	-	4,000	123,960

John C.	-		6,000	(5)	-	2.67	04/2012	-	-	-	-
Powell	-		12,000	(4)	-	3.33	01/2013	-	-	-	-

Phillip E.	40,000		-		-	12.50	01/2015	-	-	-	-
Powell	40,000		-		-	15.00	01/2015	-	-	-	-
	40,000		-		-	15.00	12/2015	-	-	-	-
	40,000		-		-	17.00	12/2015	-	-	-	-
	40,000		-		-	17.50	01/2015	-	-	-	-
	40,000		-		-	19.00	12/2015	-	-	-	-
	40,000		-		-	20.00	01/2015	-	-	-	-

(1)

These are warrants to purchase Common Stock which are fully vested.

(2)

The option to purchase Common Stock will vest and become exercisable as follows:  20,000 shares on March 18, 2011, 20,000 shares on March 18, 2012 and 20,000 shares on March 18, 2013.

(3)

The option to purchase Common Stock will vest and become exercisable as follows:  6,000 shares on September 12, 2011.

(4)

The option to purchase Common Stock will vest and become exercisable as follows:  6,000 shares on January 29, 2011 and 6,000 shares on January 29, 2012.

(5)

This warrant to purchase Common Stock will vest and become exercisable as follows:  6,000 shares on April 3, 2011.

(6)

Restricted stock awards granted in 2010 under the Long Term Incentive Plan. Vesting is performance-based, equally divided over measurement periods in fiscal 2011, 2012, 2013 and 2014.

Option Exercises and Stock Vested In Fiscal 2010 - The following table provides information, for the named executive officers, as to (1) the aggregate stock options and warrants exercised during 2010, including the number of shares acquired on exercise and the value realized, and (2) the aggregate number of shares acquired upon the vesting of restricted stock awards and the value realized, each before the payment of any applicable withholding tax and broker commissions:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise $	Number of Shares Acquired on Vesting	Value Realized on Vesting $

Rick L. Wessel	118,800	2,709,148	18,000	557,820

Stephen O. Coffman	-	-	6,000	185,940

R. Douglas Orr	98,000	1,692,327	6,000	185,940

John C. Powell	192,000	2,276,245	-	-

Phillip E. Powell	-	-	-	-

Pension Benefits

The Company does not have a defined benefit pension plan for its employees and has not included a table disclosing the actuarial present value of each named executive officer’s accumulated benefits under defined benefit pension plans, the number of years of credited service under each such plan and the amount of pension benefits paid to each named executive officer during the year. The only retirement plans available to the named executive officers was the Company’s qualified 401(k) savings plan, which is available to all employees.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Company does not have nonqualified defined contribution and other nonqualified deferred compensation plans for its employees and has not included a table disclosing the amount of each named executive officer’s contributions, earnings, withdrawals and distributions in the last fiscal year under nonqualified compensation plans, the registrant’s contributions in the last fiscal year under each such plan, and the aggregate balance at the last fiscal year end of each named executive officer during the year.

Compensation of Directors

The following table presents summary information for the year ended December 31, 2010 regarding the compensation of the non-employee and non-consultant members of the Company’s Board of Directors:

					Change in
					Pension
					Value
					and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	$	$	$	$	$	$	$
Mikel D.
Faulkner	80,000	-	-	-	-	-	80,000

Jorge
Montaño (1)	43,297	-	-	-	-	-	43,297

Randel G.
Owen	80,000	-	-	-	-	-	80,000

Tara U.
MacMahon (2)	36,923	-	-	-	-	8,000	44,923

(1)

Amb. Montaño was elected as director effective June 16, 2010. Fees paid to him reflect compensation for services as a director for the period June 16, 2010 through December 31, 2010.

(2)

Ms. Tara U. MacMahon resigned as a director effective June 16, 2010. Fees paid to her as a director reflect compensation for services for the period January 1, 2010 through June 16, 2010. Other fees paid to her reflect compensation under a short-term consulting assignment after her term as a director expired.

The Company only compensates independent non-employee directors for their services as directors.  The Company did not pay a separate fee to Mr. Phillip E. Powell for his director services because he was compensated for those services pursuant to his consulting agreement with the Company.  The compensation paid to Messrs. Powell and Wessel is shown in the Summary Compensation Table in the “Executive Compensation” section. Directors are reimbursed for travel and lodging expenses in connection with their attendance at Board of Directors and committee meetings.

REVIEW, APPROVAL, OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended December 31, 2010, the Company had an informal policy for the review of transactions in which the Company was a participant, and in which any of the Company’s directors or executive officers, or their immediate family members, had a direct or indirect material interest.   While the Company does not have a written policy, pursuant to the Audit Committee Charter, the Audit Committee reviews proposed related party transactions and makes recommendations to the Board of Directors regarding approval or rejection of related party transactions.  The Board of Directors reviews the recommendation of the Audit Committee and then approves all related party transactions prior to the Company entering into the transaction. Any such related party transaction is evaluated to determine whether such transaction is for the benefit of the Company and upon terms no less favorable to the Company than if the related party transaction was with an unrelated party. The Company had no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant where any director, executive officer or any of their immediate family members had a material direct or indirect interest reportable under applicable SEC rules or that required approval of the Board of Directors under the Company’s related party transaction policy.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards and other criteria established by Nasdaq.

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's implementation of the Company’s financial reporting process. Management is responsible for the audited financial statements of the Company and for maintaining effective internal control over financial reporting. In discharging its oversight role, the Audit Committee reviewed and discussed with management and Hein & Associates LLP, the Company's independent registered public accounting firm, the audited financial statements of the Company as of and for the year ended December 31, 2010. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has also reviewed management's report on its assessment of the effectiveness of the Company's internal control over financial reporting as well as the independent auditor's report on the effectiveness of the Company's internal control over financial reporting. Management's Report on Internal Control over Financial Reporting is included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

The Audit Committee met privately with Hein & Associates LLP, and discussed issues deemed significant by the auditor, including those required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and Statement on Auditing Standards No. 90, Communications with Audit Committees, as amended. In addition, the Audit Committee received from Hein & Associates LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with Hein & Associates LLP its independence from the Company and its management. The Audit Committee also considered whether the provision of non-audit services, if any, by Hein & Associates LLP was compatible with maintaining its independence.

Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements and Management's Report on Internal Control over Financial Reporting referred to above be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

By the Audit Committee:

Mikel D. Faulkner

Randel G. Owen

Jorge Montaño

The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference herein.

OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter. Neither Delaware law nor the Company's certificate of incorporation or bylaws provide shareholders with dissenters’ rights in connection with the election of directors.

COST OF SOLICITATION

The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries of the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS

The Company has not received any stockholder proposals for this Annual Meeting. Proposals by stockholders intended to be presented at next year’s Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than January 13, 2012 and the proposal must otherwise comply with Rule 14a-8 promulgated by the SEC pursuant to the Exchange Act. Separate and apart from the requirements of Rule 14a-8 relating to inclusion of a stockholders’ proposal in the Company’s proxy statement, the Company’s bylaws require advance notice for a stockholder to bring nominations of directors or any other action before any annual meeting of stockholders. Specifically, Section 3.5 of the Company’s bylaws requires notice of nominations of directors or any other action to be received by the Company not less than sixty (60) days nor more than ninety (90) days prior to the date of such annual meeting. Further, the notice must contain the information set forth in Section 3.5 of the Company’s bylaws.

By Order of the Board of Directors,

/s/ R. Douglas Orr

Arlington, Texas

R. Douglas Orr

April 25, 2011

Executive Vice President,

Chief Financial Officer, Secretary

and Treasurer

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by First Cash Financial Services, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

REVOCABLE PROXY

FIRST CASH FINANCIAL SERVICES, INC.

ANNUAL MEETING OF STOCKHOLDERS

June 22, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST CASH  FINANCIAL  SERVICES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned hereby appoints Rick L. Wessel and R. Douglas Orr the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of First Cash Financial Services, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of First Cash Financial Services, Inc. to be held at 690 East Lamar Boulevard, Suite 400, Arlington, Texas on Wednesday, June 22, 2011 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would posses if personally present, for the following purposes. This proxy will be voted for the choice specified; however you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

	For	Withhold	For All	To withhold authority to vote for any
	All	All	Except	individual nominee(s), mark “For All
The Board of Directors recommends that				Except” and write the number(s) of
you vote FOR the following:				the nominee(s) on the line below.

1. Election of Directors	[ ]	[ ]	[ ]
Nominees:
01 Mr. Mikel D. Faulkner
02 Mr. Randel G. Owen
The Board of Directors recommends you vote FOR proposals 2, 3, and 4
				For	Against	Abstain
2.			Ratification of the selection of Hein & Associates LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011.	[ ]	[ ]	[ ]

3.			Approve the First Cash Financial Services, Inc. 2011 Long-Term Incentive Plan	[ ]	[ ]	[ ]

4.			Approve, by non-binding vote, the compensation of named executive officers as described in the proxy statement.	[ ]	[ ]	[ ]

The Board of Directors recommends you vote FOR EVERY THREE (3) YEARS:			1 Year	2 Years	3 Years	Abstain

5.	To recommend, by non-binding vote, the frequency of executive compensation votes to be every one, two or three years.		[ ]	[ ]	[ ]	[ ]

NOTE: Other Matters:  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting including adjournment.

Dated:________________

_______________________________________________

(Signature)

_______________________________________________

(Signature if jointly held)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

APPENDIX A

FIRST CASH FINANCIAL SERVICES, INC.

2011 LONG-TERM INCENTIVE PLAN

SECTION 1.

Purpose

The purpose of the 2011 Long-Term Incentive Plan (the “Plan”) is to promote the interests of First Cash Financial Services, Inc. (the “Company”) and its shareholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company’s business and increases in shareholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.

Definitions

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning assigned to it in this Section 2 or elsewhere in the Plan unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

“Award” shall mean a grant or award granted under the Plan, as evidenced by an Award Agreement.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee. Award Agreements may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Board of Directors or Board” shall mean the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: gross neglect of duty, prolonged absence from duty without the consent of the Company, material breach by the Participant of any published Company code of conduct or code of ethics; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.  The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

“Change in Control” shall mean and include the occurrence of any one of the following events:

(i) during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) during any consecutive 12-month period, any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iv) below); or

(iii) during any consecutive 12-month period, any Person acquires assets from the Company having a total gross fair market value equal to or greater than 40% of the total gross fair market value (“gross” meaning without regard for liabilities associated with such assets) of all assets of the Company immediately prior to such acquisition (an “Asset Sale”) provided, however, that for purposes of this subsection (iii), the following Asset Sales shall not constitute a Change in Control: (w) a sale to a shareholder of the Company in exchange for or with respect to the Company’s stock; (x) a sale to an entity of which the Company is the Beneficial Owner, directly or indirectly, of 50% or more of the total value or voting power of the then-outstanding securities of such entity; (y) a sale to a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company immediately prior to such Asset Sale (a “Majority Shareholder”); or (z) a sale to an entity of which at least 50% of the total value or voting power is owned, directly or indirectly, by a Majority Shareholder; or

(iv) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”) unless immediately following such Reorganization: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Committee” shall mean the Committee designated to administer the Plan as set forth in Section 3.

“Common Stock” or “Stock” shall mean the common stock of the Company.

“Company” shall mean First Cash Financial Services, Inc., a Delaware corporation.

“Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or Director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

“Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code.

“Designated Beneficiary” shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, the term “Designated Beneficiary” shall mean the Participant’s estate.

“Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

“Director” shall mean a member of the Board, including any Non-Employee Director.

“Dividend Equivalent” shall mean a right connected with an Award as described in Section 12 of the Plan.

“Effective Date” shall have the meaning set forth in Section 19 of the Plan.

“Eligible Participant” shall mean any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Participant.

“Employee” shall mean any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value,” as of any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such immediately preceding trading date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

“Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Agreement. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be a provided to the grantee within a reasonable time after the Grant Date.

“Incentive Stock Option” means any Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

“Independent Director” means any Director who qualifies as an “outside director” within the meaning of Section 162(m) of the Code, as a “non-employee director” within the meaning of Rule 16b-3 and as an “independent director” within the meaning of the listing requirements of the Nasdaq Stock Market or such other national securities market or exchange as may at the time be the principal market for the Common Stock.

“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

“Nonqualified Stock Option” means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Section 6 of the Plan to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

“Other Stock-Based Award” means a right, granted to a Participant under Section 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

“Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

“Participant” means an Eligible Participant who has been granted or designated to be granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to the Participant’s Designated Beneficiary or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Performance Award” has the meaning given such term in Section 9 of the Plan.

“Person” means any one person, or more than one person acting as a group within the meaning of the Exchange Act or Section 409A of the Code.

“Qualified Business Criteria” means one or more of the Business Criteria listed in Section 10(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

“Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 10(b), or (ii) an Option or Stock Appreciation Right having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

“Restricted Stock” shall mean shares of Common Stock contingently granted to a Participant under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

“Rule 16b-3” shall mean Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act.

“Section 162(m) Exemption” shall mean the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Share” or “Shares” shall mean a share or shares of Common Stock.

“Stock Appreciation Right” shall mean a right granted under Section 7 of the Plan.

“Stock Exchange” shall mean the Nasdaq Stock Market or such other national securities market or exchange as may at the time be the principal market for the Shares.

“Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

SECTION 3.

Administration

(a) Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two Directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the Directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 3(a)) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control. Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors under the Plan shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors that is approved and administered by a committee of the Board consisting solely of Independent Directors.

(b)  Power and Authority of the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to:

(i) designate Participants;

(ii) determine whether and to what extent any type (or types) of Award is to be granted hereunder;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv) determine the terms and conditions of any Award or Award Agreement;

(v) subject to Section 5(d) and Section 10 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Option or waive any restrictions relating to any Award; provided, however, that except for adjustments pursuant to Section 13 of the Plan, in no event may any Option granted under this Plan be (x) amended to decrease the exercise price thereof, (y) cancelled in conjunction with the grant of any new Option with a lower exercise price, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the shareholders of the Company to the extent required by applicable law and stock exchange rules;

(vi) determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

(viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(ix) adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan;

(x) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan;

(xi) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan; and

(xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, shareholders, Eligible Participants and any holder or beneficiary of any Award. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

(c)  Action by the Committee; Delegation. Except to the extent prohibited by applicable law or the applicable rules of a Stock Exchange, the Board may, by resolution, expressly delegate to a special committee, consisting of one or more Directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to Eligible Participants (a) who are subject to Section 16(a) of the Exchange Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such delegation may be revoked by the Board at any time.

SECTION 4.

Eligibility

(a) Eligible Participants. Any Eligible Participant shall be eligible to be granted an Award under the Plan. In determining which Eligible Participants shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant.

(b) Special Restrictions. Notwithstanding Section 4(a):

(i) Grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

(ii) Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a “parent corporation” or a “subsidiary corporation” of the Company within the meaning of Section 424(e) or Section 424(f) of the Code or any successor provision.

(iii) Eligible Participants who are service providers to an Affiliate may be granted Options or Stock Appreciation Rights under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

(c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 5.

Shares Available for Awards and Award Limitations

(a)  Shares Available. Subject to adjustment as provided in Section 5(b) and Section 13, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 1,260,000, which shall consist of 900,000 Shares not previously authorized for issuance under any plan, plus 360,000 Shares remaining available for issuance under the Company’s 2004 Long-Term Incentive Plan (the “Prior Plan”) but not subject to outstanding awards as of the Effective Date. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury.

(b)  Accounting for Awards. For purposes of this Section 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the Grant Date of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to the following counting rules and adjustments:

(i) Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall not be restored to the Plan share reserve and shall not again be available for granting Awards under the Plan.

(ii) If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(iii) Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for granting Awards under the Plan.

(iv) Substitute Awards granted pursuant to Section 4(c) of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5(a).

(v) Subject to applicable Stock Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5(a).

(c)  Award Limitations. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13):

(i)

Options or Stock Appreciation Rights. The maximum aggregate number of Shares subject to Options or Stock Appreciation Rights granted under the Plan in any one calendar year to any one Participant shall be 100,000 Shares.

(ii)

Restricted Stock or Restricted Stock Units. The maximum aggregate number of Shares underlying Awards of Restricted Stock or Restricted Stock Units granted under the Plan in any one calendar year to any one Participant shall be 100,000 Shares.

(iii)

Other Stock-Based Awards. The maximum aggregate number of Shares associated with Other Stock-Based Awards granted under the Plan in any one calendar year to any one Participant shall be 100,000 Shares.

(iv)

Cash-Based Awards. The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any one calendar year shall be $10 million.

For purposes of applying these limits in the case of multi-year performance periods, the amount or number of Shares deemed earned in any one calendar year is the total amount paid or Shares earned for the performance period divided by the number of calendar years in the performance period. In applying this limit, the amount of any cash or the Fair Market Value or number of any Shares or other property earned by a Participant shall be measured as of the close of the final year of the performance period regardless of the fact that certification by the Committee and actual payment or release of restrictions to the Participant may occur in a subsequent calendar year or years.

(d) Minimum Vesting Requirements. Except in the case of substitute Awards granted pursuant to Section 4(c), Awards granted under the Plan to an Eligible Participant shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, (i) the Committee may permit acceleration of vesting of Awards in the event of the Participant’s death, Disability, or retirement, or the occurrence of a Change in Control (subject to the requirements of Section 10 in the case of Qualified Performance-Based Awards), and (ii) Awards covering 10% or fewer of the total number of shares authorized under the Plan may be granted without respect to the above-described minimum vesting requirements.

SECTION 6.

Stock Options

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Participants to whom Options shall be granted (which may be Nonqualified Stock Options or Incentive Stock Options), the number of shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

(b) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price of an Option (other than an Option issued as a substitute Award pursuant to Section 4(c)) shall not be less than 100% of the Fair Market Value of a Share on the Grant Date of such Option.

(c) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 6(e), including, if desired, a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made in, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the Grant Date.

(f) Incentive Stock Options. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

(g) Prohibition on Repricing. Except as otherwise provided in Section 13(a), the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(h) No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(i) No Dividend  Equivalents. No Option shall provide for Dividend Equivalents.

SECTION 7.

Stock Appreciation Rights

(a) Grant. The Committee is authorized to grant Stock Appreciation Rights to Eligible Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.

(b) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant shall have the right to receive, for each Share with respect to which the Stock Appreciation Right is being exercised, the excess, if any, of:

(i) The Fair Market Value of one Share on the date of exercise; over

(ii) The base price of the Stock Appreciation Right as determined by the Committee and set forth in the Award Agreement, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(c) Prohibition on Repricing. Except as otherwise provided in Section 13(a), the base price of a Stock Appreciation Right may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(d) Time and Conditions of Exercise. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, including, if desired, a provision that a Stock Appreciation Right that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the Stock Appreciation Right on such exercise date, less the cash or number of Shares required for tax withholding.

(e) No Deferral Feature. No Stock Appreciation Right shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Stock Appreciation Right.

(f) No Dividend Equivalents. No Stock Appreciation Right shall provide for Dividend Equivalents.

(g) Other Terms. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement, the effect of termination of Continuous Service (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, provided, that except for Awards granted to Participants resident outside of the United States, no Stock Appreciation Right shall be exercisable for more than ten years from the Grant Date.

SECTION 8.

Restricted Stock and Restricted Stock Units

(a) Grant. The Committee is authorized to grant Restricted Stock and Restricted Stock Units to Eligible Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.

(b) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of one or more Qualified Performance Criteria and otherwise shall be subject to the terms and conditions of Section 10 of the Plan.

(c) Stock Certificates; Delivery of Shares.

(i) Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(ii) In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Except as otherwise provided in an Award Agreement or any special Plan document governing an Award, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

(d) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance condition during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited without consideration.

(e) Dividends on Restricted Stock. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5(a) hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant.

SECTION 9.

Performance Awards

(a) Grant of Performance Awards. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5(c), and to designate the provisions of such Performance Awards as provided in Section 3(b). All Performance Awards shall be evidenced by an Award Agreement or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(b) Performance Goals other than for Qualified Performance-Based Awards. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The provisions of this Section 9(b) shall not apply with respect to a Performance Award that is designated as a Qualified Performance-Based Award.

SECTION 10.

Qualified Performance-Based Awards

(a) Options and Stock Appreciation Rights. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

(b) Other Awards. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•

earnings before interest expense, taxes, depreciation and amortization, or "EBITDA"

•

earnings before interest expense and taxes "EBIT"

•

net earnings

•

net income

•

operating income

•

earnings per share

•

book value per share

•

return on shareholders' equity

•

capital expenditures

•

costs, expenses and expense ratio management

•

return on investment

•

improvements in capital structure

•

profitability of an identifiable business unit or product

•

maintenance or improvement of profit margins

•

stock price

•

market share

•

revenues or sales

•

cash flow

•

working capital

•

return on assets

•

economic value added

•

expansion of the store base

•

gross or net profit

•

internal rate of return or increase in net present value

•

safety standards

•

productivity measures

•

cost reduction measures

•

strategic plan development and implementation

•

gross profit

•

store-level operating profit

•

expansion into new geographic markets

•

free cash flow

•

book value

•

revenue allocation (by product, service or market)

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

(c) Performance Goals. Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

(d) Inclusions and Exclusions from Performance Criteria. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established but no later than 90 days after the beginning of the applicable performance period, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vii) acquisitions or divestitures; (viii) discontinued operations; and (ix) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(e) Certification of Performance Goals. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to this Section 10 shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 10(d), no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(f) Award Limits. Section 5(c) of the Plan sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

SECTION 11.

Other Stock-Based Awards

(a) Grant of Stock or Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to the last sentence of Section 5(d)) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

SECTION 12.

Dividend Equivalents

(a) Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to shareholders, or (B) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture). Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant.

SECTION 13.

Changes in Capital Structure

(a) Mandatory Adjustments. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5(a) and 5(c) shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or Stock Appreciation Rights that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5(a) and 5(c) shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

(b) Discretionary Adjustments. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 13(a)), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

(c) General. Any discretionary adjustments made pursuant to this Section 13 shall be subject to the provisions of Section 16(b). To the extent that any adjustments made pursuant to this Section 13 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonqualified Stock Options.

SECTION 14.

Termination of Service or Change in Control

(a) Death or Disability. Except as otherwise provided in the Award Agreement or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:

(i) all of that Participant’s outstanding Options and Stock Appreciation Rights shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or Stock Appreciation Right;

(ii) all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and

(iii) the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:

(A) if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and

(B) if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and

(C) in either such case, there shall be a prorata payout to the Participant or his or her Designated Beneficiary within sixty (60) days following the date of termination (unless a later date is required by Section 15(d) hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonqualified Stock Options.

(b) Change in Control. The provisions of this Section 14(b) shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award.

(i) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s service is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options and Stock Appreciation Rights shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of service (unless a later date is required by Section 15(d) hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of service. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Agreement includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonqualified Stock Options.

(ii) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options and Stock Appreciation Rights shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 15(d) hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonqualified Stock Options.

(c) Other Events. Regardless of whether an event has occurred as described in Section 14(a) or 14(b) above, and subject to Section 10 (as to Qualified Performance-Based Awards), the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, all or a portion of such Participant’s Options and Stock Appreciation Rights shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14(c).

SECTION 15.

Special Provisions Related to Section 409A of the Code

(a) General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Agreements shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b) Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Agreement by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service, as applicable, as applicable.

(c) Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the General Counsel) shall determine which Awards or portions thereof will be subject to such exemptions.

(d) Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant's death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(e) Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f) Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s separation from service; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g) Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).

SECTION 16.

Amendment and Termination

(a) Amendments to the Plan. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

(b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(c) Compliance Amendments. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16(c) to any Award granted under the Plan without further consideration or action.

SECTION 17.

Provision Applicable to All Awards

(a) Awards. Each Award hereunder shall be evidenced by an Award Agreement, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto.

(b) Clawbacks and other Forfeiture Events. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of service for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

(c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, provided that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

(d) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(e) Limits on Transfer of Awards. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Notwithstanding the foregoing, a Participant may, in the manner determined by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

(f) Legal Restrictions. Shares shall not be issued pursuant to the exercise or payment of the exercise price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the laws of the State of Delaware, as amended from time to time. As a condition to the exercise or payment of the exercise price or purchase price relating to such Award, the Company may require that the person exercising or paying the exercise price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

(g) Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

SECTION 18.

General Provisions

(a) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

(b) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

(d) No Rights to Awards. No Eligible Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(e) No Right to Continued Service. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any of its Affiliates. Further, the Company and each employing Affiliate expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Section 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(f) No Rights as Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Restricted Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Stock or Restricted Stock Unit Award.

(g) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(h) Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

(i) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

SECTION 19.

Effective Date of Plan

Upon its adoption by the Board, the Plan shall be submitted for approval by the shareholders of the Company and shall be effective as of the date of such approval (the “Effective Date”).

SECTION 20.

Term of the Plan

The Plan will terminate on the date of the annual meeting of the Company’s shareholders in 2021 or any earlier date of discontinuation or termination established pursuant to Section 16 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

The foregoing is hereby acknowledged as being the First Cash Financial Services, Inc. 2011 Long-Term Incentive Plan as adopted by the Board on April 19, 2011 [and by the shareholders on June 22, 2011].

FIRST CASH FINANCIAL SERVICES, INC.

By:  __________________________

Its: ___________________________